UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2004


                               FirstBank NW Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Washington                      0-22435                   84-1389562
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



1300 16th Avenue, Clarkston, Washington                                  99403
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number (including area code) (509) 295-5100

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Required FD Disclosure.
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         FirstBank NW Corp. (the "Company") has established Wednesday, July 21,
2004 as the date of its Annual Meeting of Stockholders. The meeting will begin at 2:00 p.m., Pacific Time and will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington. In addition, June 4, 2004 has been established as the date of record for voting at the Annual Meeting of Stockholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits

                  99       Press Release dated May 26, 2004.

                                      * * *

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

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRSTBANK NW CORP.



Date: May 26, 2004                     By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer

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